MFS(R) EUROPEAN EQUITY FUND
                          MFS(R)FUNDAMENTAL GROWTH FUND
                      MFS(R)INTERNATIONAL CORE EQUITY FUND
                    MFS(R)INTERNATIONAL STRATEGIC GROWTH FUND
                    MFS(R)INTERNATIONAL STRATEGIC VALUE FUND
                            MFS(R) JAPAN EQUITY FUND


                      Supplement to the Current Prospectus


     The Board of Trustees which oversees the MFS European Equity Fund ("MEQ"), MFS Fundamental Growth Fund ("FDG"), MFS International Core Equity Fund ("ICF"), each a series of MFS Series Trust X, MFS International Strategic Growth Fund ("MGR"), MFS International Strategic Value Fund ("MIV"), each a series of MFS Series Trust V and MFS Japan Equity Fund ("MJE"), a series of MFS Series Trust I (collectively, the "Funds") voted at its meeting held on June 23, 2004 to terminate each Fund -- for MJE, effective July 2, 2004, or as soon thereafter as practicable, and for the other funds effective July 29, 2004, or as soon thereafter as practicable (each, a "Termination Date").

     Effective immediately, shares of each Fund are no longer available for purchase. Consequently, purchase orders for each Fund's shares received on or after June 23, 2004 will be rejected by the respective Fund. As a Fund may liquidate portfolio securities in anticipation of its termination, the Funds' may not be managed to meet their investment objectives during this period.

     Until the respective Termination Dates, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM") without incurring any sales charges or fees. The redemption or exchange of shares typically will be a taxable event for shareholders with the exception of those participating in a qualified defined contribution, defined benefit, or other qualified retirement vehicle.

     MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. A copy of the MMM prospectus is attached for your reference.

     This Supplement also serves as formal notice of each Fund's termination pursuant to Section 9.2(a) of the Amended and Restated Declaration of Trust of each Trust for which the Funds are a series.


                  The Date of this Supplement is June 23, 2004.